Exhibit 99.1

From Digital Avatars to AI Agents: GD Culture Group to Expand Its AI Frontier with GPT-4-Powered AI Agent

NEW YORK, Nov. 29, 2023 (GLOBE NEWSWIRE) -- GD Culture Group Limited (“GDC” or the “Company”) (Nasdaq: GDC), a Nevada holding company currently conducting business through its subsidiary, AI Catalysis Corp. (“AI Catalysis”), today announced its pioneering plan to enhance its digital avatar offerings with OpenAI’s GPT-4, transforming them into advanced AI agents capable of goal-oriented tasks and interactive communication.

By harnessing the power of OpenAI GPT-4, the AI agents will provide users with highly interactive and personalized experiences. Evolved from the Company’s existing digital avatars, these AI agents will transcend visually appealing entities to become highly functional and customized AI-powered assistants, each possessing a unique character. Thirty digital avatars will undergo training on the GPT-4 model, equipping them with the cognitive capability to interact in real time, delivering intelligent, contextually relevant, and emotionally resonant responses. The animations and voices of the AI agents will seamlessly synchronize with the language output, creating a lifelike and immersive interaction.

Mr. Xiaojian Wang, Chairman and Chief Executive Officer of the Company, commented, “We’re delighted to announce our strategic plan to elevate our digital avatars into AI agents. Leveraging GPT-4’s capabilities, our product will not only entertain but also provide incredible resourcefulness. Digital avatars have been highly successful as our AI-driven offering on TikTok and integrating them with the latest AI technology will propel their intelligence and interactivity to the next level. The upgraded product will cater to diverse markets, including social media, virtual assistance, education, and brand representation. This move demonstrates our ongoing commitment to innovation and our capacity to lead the industry amid changing dynamics. Moving forward, we will continue exploring the frontiers of AI technology to strengthen our market competitiveness. We believe that upgrading our offerings will enhance our market presence and create greater value for our shareholders.

About GD Culture Group Limited

GD Culture Group Limited (the “Company”) (Nasdaq: GDC), is a Nevada holding company currently conducting business through its subsidiaries, AI Catalysis Corp. (“AI Catalysis”). The company plans to enter into the livestreaming market with focus on e-commerce and livestreaming interactive games through its wholly owned U.S. subsidiary, AI Catalysis, a Nevada corporation incorporated in May 2023. The Company’s main businesses include AI-driven digital human technology, live-streaming e-commerce business and live streaming interactive game. For more information, please visit the Company’s website at https://www.gdculturegroup.com/.

Forward-Looking Statements

This announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact in this announcement are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results.

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